U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 11, 2003

Date of Report (date of earliest event reported)

Hythiam, Inc.

Exact name of Registrant as Specified in its Charter

Delaware	333-58246	88-0464853
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

11111 Santa Monica Boulevard, Suite 550, Los Angeles, California 90025
Address of Principal Executive Offices, Including Zip Code

(310) 268-0011
Telephone Number, Including Area Code

ITEM 9.                        REGULATION FD DISCLOSURE.

On December 11, 2003, Hythiam, Inc. issued a press release announcing the approval of its common stock for listing on the American Stock Exchange (AMEX).  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HYTHIAM, INC.

Dated: December 11, 2003	By:	/s/ CHUCK TIMPE
Chuck Timpe, Chief Financial Officer